Exhibit 23.6

                      Consent of KPMG Peat Marwick LLP







                                   E - 171


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                            CONSENT PREVIOUSLY FILED, WITH

                        NO CHANGES TO 1992 FINANCIAL STATEMENTS














                                       E-172